CONDENSED CONSOLIDATED BALANCE SHEETS [Parenthetical] - $ / shares	Jan. 31, 2016	Apr. 30, 2015	Apr. 30, 2014
Common stock, par value (in dollars per share)	$ 0.001	$ 0.001	$ 0.001
Common stock, shares authorized	200,000,000	200,000,000	125,000,000
Common stock, shares issued	8,963,590	8,963,590	5,843,507
Common stock, shares outstanding	8,702,237	8,702,237	5,573,821
Treasury stock, common shares	269,686	269,686	269,686